                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material
[ ] Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MEDSTONE INTERNATIONAL, INC.
                    (Name of Registrant as Specified in Its Charter)

                         MARK SELAWSKI, CHIEF FINANCIAL OFFICER
                       (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)    Title of each class of securities to which transaction applies:

       2)    Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

       4)    Proposed maximum aggregate value of transaction:

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount Previously Paid:

       2)    Form, Schedule or Registration Statement No.:

       3)    Filing Party:

       4)    Date Filed:

                          MEDSTONE INTERNATIONAL, INC.
                                  100 COLUMBIA
                                    SUITE 100
                          ALISO VIEJO, CALIFORNIA 92656

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 23, 1996

To the Stockholders of
Medstone International, Inc.

         The 1996 Annual Meeting of Stockholders of Medstone International, Inc., a Delaware corporation (the "Company"), will be held at the Company's headquarters, 100 Columbia, Suite 100, Aliso Viejo, California on July 23, 1996, at 2:00 p.m., local time (the "Meeting") for the following purposes:

         1. To elect a board of four directors of the Company to serve for the ensuing year and until their successors are duly elected and qualified;

         2. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the year ending December 31, 1996; and

         3. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

         THE FOREGOING ITEMS OF BUSINESS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE.

         The Board of Directors has fixed the close of business on June 7, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. YOU ARE URGED TO SIGN, DATE AND OTHERWISE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON IF YOU WISH TO DO SO, EVEN IF YOU HAVE SIGNED AND RETURNED YOUR PROXY CARD.

                                        By order of the Board of Directors,


                                        Mark Selawski, Secretary

Aliso Viejo, California
June 25, 1996

                          MEDSTONE INTERNATIONAL, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Medstone International, Inc., a Delaware corporation (the "Company"), for use at the Company's 1995 Annual Meeting of Stockholders to be held on July 23, 1996, at 2:00 p.m., local time (the "Meeting") and at any and all adjournments and postponements of the Meeting. This Proxy Statement and the accompanying form of proxy are expected to be first mailed to stockholders on or about June 25, 1996.

PURPOSES OF THE ANNUAL MEETING

         The purposes of the Annual Meeting are (1) to elect a Board of Directors of the Company, (2) to ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year 1996, and (3) to transact such other business as may properly come before the Meeting or any and all postponements or adjournments thereof.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention: Mark Selawski, Secretary) a written notice of revocation or a fully executed proxy bearing a late date or by attending the Meeting and voting in person.

RECORD DATE AND VOTING SECURITIES

         Stockholders of record at the close of business on June 7, 1996 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, 5,573,594 shares of the Company's Common Stock were issued and outstanding.

SOLICITATION

         The costs of soliciting proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners.

QUORUM AND VOTING

         The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Meeting and any adjournment thereof. Each stockholder is entitled to one vote for each share of Common Stock on any matter that may be presented for consideration and action by the stockholders at the Meeting.

         Unless otherwise directed by the stockholder on the proxy card, the persons named as proxies will vote the shares represented by each proxy FOR the nominees to be directors named herein and FOR the ratification of the appointment of Ernst & Young, LLP as the Company's independent auditors.

         While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of a controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

         In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non- votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not have any effect on the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1997 Annual Meeting of Stockholders must be received by the Company no later than February 18, 1997 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE -
                              ELECTION OF DIRECTORS

VOTING PROCEDURE

         The authorized number of the Company's directors is currently fixed at four. All four directors will be elected at the Meeting to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Provided a quorum is present at the Meeting, the four nominees receiving the greatest numbers of votes will be elected. Each share entitles its holder to vote for four nominees and to cast one vote for any nominee.

NOMINEES FOR ELECTION

         Management's nominees for election as directors at the Meeting are set forth in the table below. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted for such nominees. In the event that any of the nominees for directors before the Meeting become unavailable to serve, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

NOMINEE               AGE     PRINCIPAL OCCUPATION

David V. Radlinski     51     Chairman of the Board and
                              Chief Executive Officer of the Company

Frank R. Pope          46     General Partner
                              Technology Funding

Donald John Regan      61     Vice President and General Counsel
                              Kinsell, O'Neil, Newcomb & De Dios, Inc.

Michael C. Tibbitts    48     Officer and Vice President of Business Development
                              Gulf South Medical Supply, Inc.

         Mr. Radlinski has been the Chairman and Chief Executive Officer of the Company since September 1995. He had been the President of the Company's subsidiary, Medstone International, Inc. and Chief Financial Officer and Secretary of the Company from January 1991 to September 1995. From July 1987 to January 1991, he was the Company's Executive Vice President of Finance, Chief Financial Officer and Secretary. From 1984 to 1987, he was Vice President of Finance and Chief Financial Officer of Printronix, Inc., a publicly-owned company which manufactures computer printers.

         Mr. Pope is a general partner and officer of the Technology Funding venture capital management firms. Before joining Technology Funding in March 1981, he was a Tax Manager with the accounting firm of Coopers and Lybrand, L.L.P. Mr. Pope is a C.P.A. and a member of the California Bar.

         Mr. Regan is currently the Vice President and General Counsel of Kinsell, O'Neal, Newcomb & De Dios, Inc., a municipal investment banking firm. Mr. Regan has practiced securities, municipal finance, nonprofit corporation, real estate, and business transactions law for over thirty years. He is a member of the National Association of Bond Lawyers, has published several articles on securities law and served as a lecturer for the Practicing Law Institute. He specializes in revenue and project finance bonds. He is also a founding owner of and remains as special counsel to ARV Assisted Living, Inc., a developer of residential retirement facilities and the largest provider of assisted living services in the United States.

         Michael C. Tibbitts, who was elected to the Board of Directors on May 13, 1996, has been with Gulf South Medical Supply, Inc. since 1991 as an officer and Vice President of Business Development. Prior to joining the Company, he was employed for 19 years by Johnson & Johnson in two divisions: Sterile Design (which manufactured and marketed kit packages) and Surgikos (which manufactured and marketed surgical supplies).

COMMITTEES AND MEETINGS

         The Audit Committee of the Board of Directors currently consists of Messrs. Regan and Pope. The Audit Committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent public accountants and the scope of the annual audit.

         The Compensation Committee currently consists of Messrs. Regan and Pope. The Compensation Committee reviews salaries and other compensation of employees of the Company and furnishes recommendations for compensation adjustments to the Board of Directors.

         The Stock Option Committee currently consists of Messrs. Regan and Pope. The Stock Option Committee administers the Company's employee stock option plans and, to the extent required, the Company's nonemployee director stock option plan.

         The Board of Directors has not established a standing nominating committee or other committee performing similar functions.

         During the Company's fiscal year ended December 31, 1995, there were 3 meetings of the Board of Directors 5 Stock Option Committee meetings and 1 Compensation Committee meeting. Messrs. Payne, Quadros, Pope and Regan attended 100% of these meetings applicable to them.

COMPENSATION OF DIRECTORS

         The Company currently compensates Messrs. Regan and Tibbitts $1,000 per meeting for their services, in addition to reimbursement for expenses incurred by them in connection with the Company's business.

         Under the Nonemployee Director Stock Option Plan, each new nonemployee director is automatically granted an option to purchase up to 5,000 shares as of the effective date of his or her first appointment to the Board or first election to the Board by the shareholders, whichever is earlier. Subject to acceleration of the option exercises in the event of certain events specified in the plan, each such option becomes exercisable with respect to 1/60 of the shares issuable for each elapsed full month during the five-year period after its grant date, but will not be initially exercisable until six months after the grant date. The exercise price of each option will equal the fair market value of the underlying Common Stock on the date the option is granted. Each option will expire six years after its grant, except that the expiration will be extended until one year after the optionee's death if it occurs less than one year before the option's expiration date. An option granted under the plan is not transferrable during the grantee's lifetime and must be exercised within one year following his or her death, or within 90 days after the grantee ceases to be a member of the Board for any other reason, and will only be exercisable to the extent it is exercisable on the date the grantee leaves the Board. Under this plan, Mr. Pope was granted 5,000 shares in January 1992 and Mr. Regan was granted 5,000 shares in September 1995 and Mr. Tibbitts was granted 5,000 shares in May 1996.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

         The nominees receiving the highest number of affirmative votes of the shares entitled to be voted, up to the number of directors to be elected, shall be elected as directors. Votes withheld will be counted for purposes of determining the presence of a quorum for the transaction of business at the meeting but have no other legal effect upon election of directors under Delaware law.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL TWO -
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors has selected Ernst & Young, LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1996, and recommends that the stockholders vote for the ratification of such appointment. In the event such ratification is not approved by the holders of a majority of the shares represented either in person or by proxy, the Board of Directors will reconsider its selection. Ernst & Young, LLP has audited the Company's financial statements since 1987. Representatives of Ernst & Young, LLP are expected to be present at the Annual Meeting of Stockholders and will have the opportunity to make statements if they so desire. The representatives also are expected to respond to appropriate questions from stockholders.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1996.

                               SECURITY OWNERSHIP

         The following table sets forth the number of shares of the Company's Common Stock known to the Company to be beneficially owned as of June 1, 1996 by each person who owns beneficially more than 5 percent of the outstanding shares of Common Stock, by each of the present directors and nominees for director, by each of the executive officers named in the Executive Compensation table below and by all executive officers and directors of the Company as a group, and the percentage of the total outstanding shares of Common Stock such shares represented as of June 1, 1996.

                                                                                   NUMBER OF SHARES
                                                                  BENEFICIALLY      PERCENTAGE OF
           NAME AND ADDRESS OF BENEFICIAL OWNER                     OWNED(1)           OWNERSHIP
           Frank R. Pope(2)                                        244,541(3)(4)         4.4%
              2000 Alameda de las Pulgas
              San Mateo, CA  94402

           Technology Funding                                      237,541(3)            4.3%
              2000 Alameda de las Pulgas
              San Mateo, CA 94402

           Errol G. Payne                                          459,059               8.2%
              100 Columbia, Suite 100
              Aliso Viejo, CA  92656

           Hathaway & Associates, Ltd.                             375,000               6.7%
              119 Rowayton Avenue
              Rowayton, CT  06853

           David V. Radlinski(5)                                   165,815(6)            3.0%
              100 Columbia, Suite 100
              Aliso Viejo, CA  92656

           Thomas W. Gardner(5)                                    116,656(7)            2.1%
              100 Columbia, Suite 100
              Aliso Viejo, CA  92656

           Mark Selawski(5)                                          8,180(8)            (10)
              100 Columbia, Suite 100
              Aliso Viejo, CA  92656

           Donald J. Regan(2)                                       10,333(9)            (10)
              462 Stevens Avenue, Suite 308
              Solana Beach, CA  92075

           Michael Tibbitts(2)                                       2,000               (10)
              27001 La Paz Rd., Suite 448B
              Mission Viejo, CA  92691

           All executive officers and directors
              as a group (5 persons) (11)                          272,630               4.82%

- ---------------
(1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.

(2)   Director of the Company.

(3) Includes 211,351 shares held by Technology Funding Partners I and 26,190 shares held by Technology Funding Partners II. Technology Funding, Inc. and Technology Funding Ltd. (together, "Technology Funding"), of which Frank R. Pope is an officer or general partner, are the managing general partners of Technology Funding Partners I and II. Technology Funding and Mr. Pope are entitled to exercise voting and investment power with respect to all shares owned by Technology Funding Partners I and Technology Funding Partners II and therefore are deemed to be beneficial owners of such shares.

(4) Includes 5,000 shares issuable upon exercise of presently outstanding stock options under the Company's Non-employee Director Stock Option Plan.


(5)   Executive officer of the Company.

(6) Includes 26,667 shares issuable upon exercise of presently outstanding stock options.

(7) Includes 8,000 shares issuable upon exercise of presently outstanding stock options.

(8) Includes 4,000 shares issuable upon exercise of presently outstanding stock options.

(9) Includes 3,833 shares issuable upon exercise of presently outstanding stock options.

(10) Percentage information is omitted because the beneficially owned shares represent less than 1% of the outstanding shares of the Company's Common Stock

(11) Includes 47,500 shares issuable upon exercise of presently outstanding stock options.



                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who received salary and bonus payments in excess of $100,000 during fiscal 1995.


                          SUMMARY OF COMPENSATION TABLE

                                                                                           LONG TERM COMPENSATION
                                                                                  ------------------------------------
                                                       ANNUAL COMPENSATION                 AWARDS              PAYOUTS
                                            ----------------------------------    -------------------------    -------
     NAME                                                             OTHER        RESTRICTED    SECURITIES
     AND                                                             ANNUAL         STOCK        UNDERLYING     LTIP     ALL OTHER
   PRINCIPAL                       FISCAL   SALARY       BONUS     COMPENSATION    AWARDS(S)     OPTIONS       PAYOUTS  COMPENSATION
   POSITION                         YEAR      ($)(1)      ($)          ($)           ($)          (#)(2)         ($)         ($)
   --------------                   ----    -------      -----     ------------   ----------    -----------    -------  ------------
David V. Radlinski (3)              1995     181,250       --          --              --       150,000          --          --
Chairman of the Board and           1994     175,000       --          --              --          --            --          --
Chief Executive Officer             1993     162,500     12,500        --              --          --            --          --

Errol G. Payne (4)                  1995     200,000       --          --              --          --            --          --
Chairman of the Board               1994     200,000       --          --              --          --            --          --
and Chief Executive Officer         1993     200,000       --          --              --          --            --          --
(Retired)

Mark Selawski (5)                   1995      72,730      7,500        --              --        20,000          --          --
Chief Financial Officer, Vice       1994
President of Finance                1993
and Secretary

Thomas W. Gardner                   1995      83,750     20,000       2,815            --        40,000          --          --
Executive Vice President of         1994      95,000       --          --              --          --            --          --
Sales and Marketing                 1993     127,500     12,500       1,724            --          --            --          --

- ---------------------------------

(1) In addition to the cash compensation shown in the table, executive officers of the Company may receive indirect compensation in the form of perquisites and other personal benefits. For each of the named executive officers, the amount of this indirect compensation in 1995, 1994 and 1993 did not exceed the lesser of $50,000 or 10% of the executive officer's total salary and bonus for that year.

(2)  Options to acquire shares of Common Stock.

(3) Mr. Radlinski served as the Chief Financial Officer and Secretary of the Company until his election as Chairman of the Board and Chief Executive Officer on September 21, 1995.

(4) Mr. Payne served as Chairman of the Board and Chief Executive Officer through September 21, 1995 and resigned from the Company effective December 31, 1995.

(5) Mr. Selawski was appointed Chief Financial Officer, Vice President of Finance and Secretary on September 21, 1995.

STOCK OPTION GRANTS AND EXTENSIONS DURING 1995

         The following table provides information related to the stock options that in March 1995 had their expiration date extended one year until April 2, 1996 at the original exercise price and new options granted in 1995.

                                                                                                POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                                                                     ANNUAL RATES OF
                                                                                                     STOCK PRICE
                          INDIVIDUAL EXTENSIONS AND GRANTS                                         APPRECIATION FOR
                                                                                                      OPTION TERM
- --------------------------------------------------------------------------------------           --------------------
                                          % OF TOTAL
                              SHARES          EMPLOYEE
                            UNDERLYING        OPTIONS
                              OPTIONS        GRANTED OR       EXERCISE
                             EXTENDED       EXTENDED IN        PRICE        EXPIRATION
        NAME                    (#)         FISCAL YEAR      ($/SHARE)         DATE               5% ($)       10% ($)
        ----                ---------     -------------      ---------         ----               ------       -------
Errol G. Payne (1)                ---           ---              ---             ---                 ---           ---

David V. Radlinski             11,750            2%             4.43          4/2/96               2,603         5,205
                               25,000            4%             5.00          4/2/96               6,250        12,500
                               10,000            2%             5.00          4/2/96               2,500         5,000
                               50,000            9%             8.50         7/26/01             144,500       327,250
                              100,000           19%            10.63         9/25/01             361,250       818,125


Thomas W. Gardner               5,000            1%             5.00          4/2/96               1,250         2,500
                               40,000            7%             8.50         7/26/01             115,600       261,800

Mark Selawski                   3,000            1%             5.00          4/2/96                 750         1,500
                               20,000            4%             8.50         7/26/01              57,800       130,900

- ---------------------------

(1) Mr. Payne retired as Chairman of the Board and Chief Executive Officer on September 21, 1995.



STOCK OPTIONS HELD AT END OF FISCAL YEAR

         The following table provides information related to options exercised during 1995 and options held by the named executive officers at December 31, 1995.



                                                                    NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED                   IN-THE-MONEY
                                                                    OPTIONS  AT FY-END (#)             OPTIONS AT FY-END ($)(1)
                     SHARES ACQUIRED                            -------------------------------     ------------------------------
   NAME               ON EXERCISE (#)   VALUE REALIZED ($)      EXERCISABLE       UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
- ------------------   ---------------    -----------------       -----------       -------------     -----------      -------------
Errol G. Payne (2)      218,059             2,153,333               ---                ---                ---               ---
David V. Radlinski      100,000               442,200            70,167            140,833            379,045            91,666
Thomas W. Gardner        73,656               465,545             3,333             36,667              6,666            73,334
Mark Selawski             1,504                 8,678             6,278             18,333             31,917            36,666

- ------------------

(1) The closing price for the Company's Common Stock as reported by the National Association of Securities Dealers (NASD) on December 31, 1995 was $10.50. Value is calculated on the basis of the difference between the option exercise price and $10.50, multiplied by the number of shares of Common Stock underlying the option.

(2) Mr. Payne resigned as Chairman of the Board and Chief Executive Officer on September 21, 1995 and subsequently exercised all available stock options.

                              CERTAIN TRANSACTIONS

         During 1991, the Company was a party to the formation of Cardiac Science, Inc., for which the Company purchased 5,353,031 shares of common stock, for a cash payment of $.0016 per share. This purchase represented 77.3% of the outstanding stock. As of July 8, 1991, the Company distributed, as a dividend to its shareholders of record on that date, one share of Cardiac Science, Inc. stock for each share of Medstone stock held. The Company retained 629,768 shares of common stock of Cardiac Science, Inc.

         In June 1991, the Company agreed to loan Cardiac Science, Inc. up to $220,000 to provide working capital pursuant to the terms of a revolving note agreement. The unpaid principal amount of the loan, together with interest accrued thereon at the rate of 10% per annum, was due and payable to Medstone in December 1991. Medstone then agreed to extend this note and to loan additional amounts to Cardiac Science, Inc. As of April 30, 1992, the Company had loaned Cardiac Science, Inc. approximately $310,000. In April 1992, the Company agreed to extend its initial loan to Cardiac Science, Inc. and to loan Cardiac Science, Inc. an additional $200,000. These loans bore interest at a rate of 8% per annum, payable quarterly, and are secured by Cardiac Science's assets and were to mature on the earlier of April 1, 1995 or the closing of the initial public offering of Cardiac Science's Common Stock. Cardiac Science, Inc. has the option to pay the interest on the notes in either cash or shares of its common stock valued at $.15 per share. To pay such interest, Cardiac Science, Inc. had issued 419,054 shares of its common stock to the Company as of December 31, 1995. In connection with such loan extension and the agreement to make additional loans, Cardiac Science issued to Medstone 3,400,000 warrants to purchase shares of its common stock at $.15 per share for an aggregate exercise price of up to $510,000.

         In September 1994, Cardiac Science reached an agreement with Medstone pursuant to which, and concurrently with the closing of a Private Placement of Cardiac Science's Common Stock, (i) Medstone exercised the warrants to the extent of 2,720,000 shares, (ii) Cardiac Science utilized the proceeds therefrom ($408,000) to pay an equivalent portion of the note, (iii) the due date for the remaining principal balance on the note ($102,000) was extended to April 1, 1996, (iv) Medstone maintains its current lien on the assets of the Company until the balance of the note is paid, (v) the expiration date for the remaining warrants to purchase 680,000 shares of Cardiac Science common stock was changed to March 31, 1996, and (vi) all outstanding unsecured obligations owing by Cardiac Science to Medstone (approximately $270,000) were satisfied by the issuance to Medstone of 1,800,000 shares of common stock and a ten year warrant to purchase 1,000,000 shares of common stock at $.001 per share. Per an oral agreement between the Company and Cardiac Science, interest payment on the note were suspended in April 1995 due to prior considerations paid during the renegotiation of the unsecured debt in 1994.

         As of December 31, 1995, Cardiac Science's outstanding note balance was $107,055, including accrued interest. A reserve of $107,055 has been provided for non-payment of the note.

         Separately, the Company advanced amounts to Cardiac Science for health insurance. These amounts were to be repaid by Cardiac Science on a month-to-month basis. As of December 31, 1995, $8,290 had been advanced to Cardiac Science. A reserve of $2,617 has been provided for non-payment of the advances.

         In September 1994, Cardiac Science received additional financing and, effective October 7, 1994, all Cardiac Science business is conducted at a location completely independent of Medstone.

         From January 1995 to September 1995, the Compensation Committee consisted of Paul Quadros and Frank Pope. When Mr. Quadros did not continue serving on the Board, Mr. Regan was appointed to the Compensation Committee. None of these individuals was at any time during 1995 or prior thereto an officer or employee of the Company. Mr. Quadros received compensation during 1996 of $40,000 for consulting services regarding the spinout of the Company's two subsidiaries.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company is not aware of any director, officer, or 10% shareholder who during 1995 failed to file on a timely basis any report regarding the Company's securities required by Section 16(a) of the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Meeting. Should any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

                                  ANNUAL REPORT

         The Company's 1995 Annual Report to Stockholders is being mailed to stockholders concurrently with this Proxy Statement, but such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY, MR. MARK SELAWSKI, AT MEDSTONE INTERNATIONAL, INC., 100 COLUMBIA, SUITE 100, ALISO VIEJO, CALIFORNIA 92656.

                                                  FOR THE BOARD OF DIRECTORS,



                                                  Mark Selawski, Secretary


Aliso Viejo, California
June 25, 1996

         STOCKHOLDERS ARE URGED TO SPECIFY THEIR CHOICES ON, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

PROXY                     MEDSTONE INTERNATIONAL, INC.
                                  100 COLUMBIA
                                   SUITE 100
                             ALISO VIEJO, CA 92656

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints David V. Radlinski and Mark Selawski, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below all the shares of Common Stock of Medstone International, Inc. held of record by the undersigned on June 7, 1996 at the Annual Meeting of Stockholders to be held on July 23, 1996, and at any adjournments thereof.

1. ELECTION OF DIRECTORS

/ / FOR all nominees listed below                / / WITHHOLD AUTHORITY
    (except as marked to the contrary below)         to vote for all nominees listed below

  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, line through or otherwise strike out the nominee's name below)

     David V. Radlinski, Frank R. Pope, Donald J. Regan and Michael Tibbitts

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1996.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                    (Important -- please sign on other side)

                          (Continued from other side)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                                     DATED:               , 1996

                                                     ---------------------------
                                                              Signature

                                                     ---------------------------
                                                              Signature
                                                     Please sign exactly as name
                                                     appears hereon. When shares
                                                     are held by joint tenants,
                                                     both should sign. When
                                                     signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such. If
                                                     a corporation, please sign
                                                     in full corporate name by
                                                     President or other
                                                     authorized officer. If a
                                                     partnership, please sign in
                                                     partnership name by
                                                     authorized person

                                                     / / I plan to attend the
                                                     meeting

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.